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                             ING SENIOR INCOME FUND

                        SUPPLEMENT DATED OCTOBER 24, 2003
                    TO THE PROSPECTUS DATED OCTOBER 15, 2003

1. THE FUND HAS EXTENDED THE EXPIRATION DATE FOR THE OFFER FROM NOVEMBER 14, 2003 TO DECEMBER 1, 2003. THEREFORE, ALL REFERENCES TO THE DATE OF
     NOVEMBER 14, 2003 IN THE PROSPECTUS ARE HEREBY CHANGED TO DECEMBER 1, 2003.

2. On the inside front cover, the last sentence of the second paragraph is deleted and replaced in its entirety with the following:

        The "amount paid for the Shares" is the net asset value ("NAV") of the shares on the date of your purchase of the shares, plus any sales load you paid. No early withdrawal charge will be assessed against shares that would otherwise be subject to an early withdrawal charge.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.